Exhibit 10.67

SECURITY AND COLLATERAL AGENT AGREEMENT

This SECURITY AND COLLATERAL AGENT AGREEMENT ("Security Agreement") dated as of April 29, 2011 by and among NATIONAL  AUTOMATION  SERVICES,  INC.,  a Nevada corporation ("Company") and the TRIPOD  GROUP,  LLC, a Wisconsin limited liability company ("Purchaser") and Sam Eisenberg ("Collateral Agent").

WHEREAS, the Purchaser is the beneficial and record owner of 2,000,000 of the shares of the Company's common stock (the "Collateral Shares") to be held as security under this Security and Collateral Agent Agreement in order for the Collateral Shares to be made available for conversion by Purchaser under the Company's 6% Convertible Redeemable Promissory Note due April 29, 2012 (the "Debenture") as well as to secure payment obligations under the Debenture;

WHEREAS, the Company has agreed to execute this Security Agreement and to deliver the Collateral Shares as security for its performance under the Debenture; and

WHEREAS,  the Company is willing to deposit the Collateral Shares with the Collateral Agent, and the parties have agreed to enter into this Security Agreement whereby the Collateral Agent shall take custody of the Collateral Shares on behalf of the Purchaser; and

WHEREAS,  in the event that Purchaser exercises its rights of conversion under the Debenture, the Collateral Shares shall be made available for such purpose under this Security Agreement.

NOW THEREFORE, in consideration of the respective premises, mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Company  hereby  creates  and  grants  to  Purchaser  a  security  interest  in  the Collateral Shares.   The Collateral Shares shall be delivered to Collateral  Agent on behalf of Purchaser    and  the  proceeds of  any sale  or  license  thereof (the  "Collateral")  to secure  the payment and performance of the obligations of Debtor to Purchaser.

2.
Appointment of Collateral Agent. Collateral Agent is hereby appointed as Collateral Agent and the Collateral Agent hereby accepts such appointment. The Collateral Agent shall act in accordance with the instructions set forth in this Security Agreement and any further instructions given to it by written instrument signed by Company and Purchaser.

3.	Collateral Shares Delivery and Application

(a)       On the date hereof the Company shall deposit the Collateral Shares issued in the name of the Purchaser with the Collateral Agent, which shall not contain any restrictive legend of any nature (provided an opinion has been delivered by the Purchaser's counsel sufficient to cause the removal of any legend attached to the Collateral Shares).

(b)       The Collateral Agent shall act solely as a stakeholder with respect to the Collateral Shares.  Accordingly, the Collateral Agent shall not have the power to vote the Collateral Shares, nor shall the Collateral Agent have any beneficial interest in the Collateral Shares.

(c)       The Collateral Shares shall be deposited by the Collateral Agent in an account which the Collateral Agent maintains at a registered brokerage firm ("Brokerage Firm") that is separate from any other accounts that Collateral Agent may have at that firm.

(d)       Each notice of conversion of the Debenture (a "Notice of Conversion") shall be simultaneously sent by facsimile or other electronic communication to the Company, as required by the terms of such debenture and to the Collateral Agent.  In the event there are any errors or discrepancies in the Notice of Conversion, the Company and the Purchaser will cooperate fully in resolving such errors.   Upon Collateral Agent's  receipt of a copy of a Notice of Conversion and, provided that Collateral Agent has not received a notice from the Company indicating any errors or discrepancies in the Notice of Conversion, and, provided that Collateral Agent has not received a notice from the Company indicating any errors or discrepancies in the Notice of Conversion (in which event  the  Collateral Agent will  promptly  notify Purchaser of  such  notice and will  use reasonable efforts assist the Company and  Purchaser in resolving the issue), (i)  the number of Collateral Shares set forth in the Notice of Conversion shall become the property of the Purchaser and may be sold by the Purchaser. Until such Notice of Conversion is received, Purchaser shall have absolutely no right, title or interest in any of the Collateral Shares which are the subject of the Notice of Conversion unless there is a Default or Event of Default (as defined in the Debenture). Notwithstanding the foregoing, the Collateral Agent may provide the Company's transfer agent as well as its own Brokerage Firm an initial conversion notice necessary to allow it to deposit the shares.   Such notice shall have no effect on the number of shares converted by the Purchaser or otherwise have any effect on the parties.

(e)       Purchaser shall have the right under this Security Agreement to send Notices of Conversion for the Debenture, and in any order selected by the Purchaser in its sole and absolute discretion, subject to the tenns of the Debentures.

(f)       In the event there are Collateral Shares remaining in the account of the Collateral Agent following the final conversion of the Debenture, they shall be returned to the Company.

4.	Default

(a)        If Purchaser sends the Collateral Agent a Notice of Default under the Debenture, or if, for any reason, the Company is unable, fails or refuses to deliver common stock to Purchaser as required under the Debenture, the Collateral Agent shall then release all the Collateral Shares to the Purchaser.

(b)       Collateral Agent is specifically authorized to rely upon the validity and effectiveness of any Notice of Default, received by the Collateral Agent.

(c)        Upon payment in full by the Company of the Debenture, or upon conversion of all such debentures into Conversion Shares (as such term is defined in the Debenture), any remaining Collateral Shares shall be delivered by the Collateral Agent to the Company, and upon such delivery, none of the parties to this Security Agreement shall have any further obligations to the others.   In the event that the Collateral Shares are delivered to the Purchaser upon an Event of Default, the Collateral Agent shall have no further obligations under this Security Agreement.

5.	Intentionally Left Blank.

6.	Concerning the Collateral Agent. To induce the Collateral Agent to act hereunder, it is further agreed by the undersigned that:

(a)       This Security Agreement expressly sets forth all the duties of the Collateral Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall, on the pmt of the Collateral Agent, be read into this Security Agreement. The Collateral Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Security Agreement.

(b)       The Collateral Agent shall not be liable for any action or failure to act in its capacity as Collateral Agent hereunder unless such action or failure to act shall constitute willful misconduct on the part of the Collateral Agent.

(c)       The Collateral Agent shall  be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the proprietary or validity of the service thereof.  The Collateral Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume, unless he has actual knowledge to the contrary, that any person purp01ting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(d)       The Collateral Agent may act pursuant to the advice of counsel with respect to any matter relating to this Security Agreement and shall not be liable for any action taken or omitted in accordance with such advice, except as provided in paragraph 5(b) above.

(e)        The  Collateral  Agent  does  not  have  and  shall  not  have  any  interest whatsoever in the Collateral Shares or any other propetty deposited hereunder but is serving as escrow holder only and  having only possession thereof with no rights as a shareholder of the Company, and is not charged with any duty or responsibility to determine the validity or enforceability of any such documents. Furthermore, the Collateral Agent shall have no right to vote the Collateral Shares or have any other pecuniary rights in the Collateral Shares or have control of, direct or indirect, or role in the Company's corporate governance or otherwise.
(f)        The Collateral Agent (and any successor Collateral Agent) may at any time resign as such by delivering the Collateral Shares to any successor Collateral Agent, jointly designated  by  the  other  parties  hereto  in  writing,  or  to  any court  of  competent  jurisdiction, whereupon the Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Security Agreement thereafter.  The resignation of the Collateral Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other patties hereto.   If at that time the Collateral Agent has not received a designation of a successor Collateral Agent, the Collateral Agent's sole responsibility after that time shall be to safe keep the Collateral Shares and not make delivery or disposition thereof until receipt of a designation of successor Collateral Agent or a joint written disposition instruction by the other parties hereto or a final order of a court of competent jurisdiction.

(g)       In the event of any disagreement among the parties hereto resulting in adverse claims or demands being made in connection with the Collateral Shares, or in the event that the Collateral Agent otherwise determines that the Collateral Shares should be retained, then the Collateral Agent may retain the Collateral Shares until the Collateral Agent shall have received (i) a final non appealable order of a court of competent jurisdiction directing delivery of the Collateral Shares or (ii) a written agreement executed by the other parties hereto directing delivery of the Collateral Shares, in which case the Collateral Agent shall promptly deliver the Collateral Shares in accordance with such order or agreement.   Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting patty reasonably satisfactory to the Collateral Agent to the effect that said court order is final and non-appealable. The Collateral Agent shall act on such court order and legal opinion without further question.

(h)       This Security Agreement shall be binding upon and inure solely to the benefit of the patties hereto and their respective successors (including successors by way of merger) and assigns, heirs, administrators and representatives, and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph (g) with respect to a resignation by the Collateral Agent.

(i)        This Security Agreement may be modified by a writing signed by all the parties hereto, and no waiver hereunder shall be effective unless in writing signed by the party to be charged.

7.
Governing Law.  This Security Agreement shall be governed in all respects by the laws of the State of New York. The parties agree to submit to the jurisdiction and venue of any state or federal court in New York having subject matter jurisdiction over the matter.  Service may be made by certified mail, return receipt requested, to the patties at the addresses set forth in paragraph 8 below, but the patties shall not be precluded from making service in any other manner permitted by law.

8.
Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered by hand or sent by U.S. Express Mail, FedEx or some other reliable overnight courier service for next day delivery or via fax or electronic delivery.  Each such notice or other communication  shall, for all purposes of this Security  Agreement, be treated  as effective or having  been  given  when  delivered  if delivered  personally,  or,  if sent  by overnight  express  mail service,  I  day after the same has been deposited with the U.S. Postal Service, FedEx or the overnight courier.

9.
Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and a ll such counterparts shall constitute one Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or e-mail in pdf format shall be effective as delivery of a manually executed counterpart. Any party so delivering this Agreement shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or e-mail transmission.

10.	Fees. Purchaser shall pay all reasonable fees and expenses of the Collateral Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered, as of the day and year first above written.

COMPANY

By: /s/ Robert Chance
Robert W. Chance
President and CEO
National Automation Services Inc.

PURCHASER

By: /s/ Sam Eisenberg
Sam Eisenberg
Collateral Agent
TriPod Group, LLC

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIESAND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT)

US $15,000.00

National Automation Services, Inc. 6%
CONVERIBLE REDEEMABLE NOTE DUE April 29, 2012

FOR VALUE RECEIVED, The Company promises to pay to the order of The Tripod Group, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Fifteen Thousand dollars exactly (U.S. $15,000.00) on April 29, 2012 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on April 29, 2011.  The parties agree that this note is issued for payment of fourteen thousand two hundred and fifty dollars from the Holder and reflects and original issue discount of &750.00.  Interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 250 E. Wisconsin Avenue, Milwaukee, WI 53202 initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.
This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.	The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.
This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws and only to an accredited investor who resides in Wisconsin.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

a)
The Holder of this Note is entitled, at its option, at any time after October 29, 2011, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") without restrictive legend of any nature, at a conversion price ("Conversion Price") for each share of Common Stock equal to 60% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau Pink Sheets on which the Company's shares are traded or any ex change upon which the Common Stock may be traded in the future ("Exchange") for any of the four trading days including the day upon which a Notice of Conversion is received by the Company, provided such Notice of Conversion is delivered by fax or other electronic communications to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Daylight Savings Time, or the trading day on which a Notice of Conversion is received by the Company provided such Notice of Conversion is delivered by fax or other form of electronic communication to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Daylight Savings Time. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion.  Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof; and accompanied by proper assignment hereof in blank.  Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

b)
Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum.   Interest shall be paid by the Company in Common Stock ("Interest Shares"). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

c)
At any time the Company shall have the option to redeem this Note and pay to the Holder 150% of the unpaid principal amount of this Note, in full. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to conve1i this Note or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Note.

d)
Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or ex change of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

e)
In case of any Sale Event in connection  with which this Note is not re- deemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable  upon such reclassification,  capital reorganization  or other change, consolidation  or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior  to such  Sale  Event.  The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

4.
No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

5.
The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

6.	The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

7.	If one or more of the following described "Events of Default" shall occur:
(a)       The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)       Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)       The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note; or

(d)      The Company shall (I) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial pmt of its property or business; (5) file a petition for  bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with in thirty (30) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the in- stance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or                     ·

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of ten thousand dollars ($!0,000)  in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)       Bankruptcy, reorganization, insolvency or liquidation proceedings, or oth- er proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company; or

(i)       The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than l 0 consecutive days;

(i) If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(ii)The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 5 business days of its receipt of a Notice of Conversion.

8.
Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, interest shall be accrued at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, prepa ration and prosecution of such action or proceeding. The principal executive officers of the Company shall be personally responsible for all such fees and expenses.

9.
In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.	Neither this Note nor any term hereof may be amended, waived, dis- charged or terminated other than by a written instrument signed by the Company and the Holder.

11.
The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a "shell issu er.  Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to al low for salability of the conversion shares or (ii) accept such opinion from Holder's counsel.

12.
This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered, as of the day and year first above written.

COMPANY

Date: 5/2/2011

By: /s/ Robert Chance
Robert W. Chance
President and CEO
National Automation Services Inc.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR HE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT)

ORIGINALLY ISSUED APRIL 1, 2009 RE-ISSUED IN PART APRIL 29, 2011	US $15,000.00

National Automation Services, Inc. 6%
CONVERIBLE REDEEMABLE NOTE DUE April 29, 2012

WHEREAS, National Automation Services, Inc. (the "Company") had previously entered into a $86,000 note with Robert O'Conner on April 1, 2009; and

WHEREAS, on April l, 20 11, Robert O'Conner had assigned a fifteen thousand dollar
($15,000) portion of that promissory note to the Tripod Group, LLC; and

WHEREAS, the Company and the Tripod Group, LLC desire to amend and restate the note clarify the conversion price of the Note and make certain other changes;

NOW THEREFORE, the parties agree as follows:

FOR VALUE RECEIVED, The Company promises to pay to the order of The Tripod Group, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Fifteen Thousand dollars exactly (U.S. $15,000.00) on April 29, 2012 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on April 29, 2011.  The parties agree that this note is issued for payment of fourteen thousand two hundred and fifty dollars from the Holder and reflects and original issue discount of &750.00.  Interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note. The principal of, and interest on, this Note are payable at 250 E. Wisconsin Avenue, Milwaukee, WI 53202 initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.
This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.	The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.
This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws and only to an accredited investor who resides in Wisconsin.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

f)
The Holder of this Note is entitled, at its option, at any time after October 29, 2011, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") without restrictive legend of any nature, at a conversion price ("Conversion Price") for each share of Common Stock equal to 60% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau Pink Sheets on which the Company's shares are traded or any ex change upon which the Common Stock may be traded in the future ("Exchange") for any of the four trading days including the day upon which a Notice of Conversion is received by the Company, provided such Notice of Conversion is delivered by fax or other electronic communications to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Daylight Savings Time, or the trading day on which a Notice of Conversion is received by the Company provided such Notice of Conversion is delivered by fax or other form of electronic communication to the Company between the hours of 4 P.M. Eastern Standard or Daylight Savings Time and 8 P.M. Eastern Standard or Daylight Savings Time. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion.  Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof; and accompanied by proper assignment hereof in blank.  Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

g)
Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum.   Interest shall be paid by the Company in Common Stock ("Interest Shares"). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

h)
At any time the Company shall have the option to redeem this Note and pay to the Holder 150% of the unpaid principal amount of this Note, in full. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to conve1i this Note or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Note.

i)
Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or ex change of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

j)
In case of any Sale Event in connection  with which this Note is not re- deemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable  upon such reclassification,  capital reorganization  or other change, consolidation  or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior  to such  Sale  Event.  The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

4.
No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

5.
The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

6.	The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

7.	If one or more of the following described "Events of Default" shall occur:
(a)       The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)       Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)       The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note; or

(d)      The Company shall (I) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial pmt of its property or business; (5) file a petition for  bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)       A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged with in thirty (30) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the in- stance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or                     ·

(g)       One or more money judgments, writs or warrants of attachment, or similar process, in excess of ten thousand dollars ($10,000)  in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)       Bankruptcy, reorganization, insolvency or liquidation proceedings, or oth- er proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company; or

(i)       The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than l 0 consecutive days;

(i) If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(ii)The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 5 business days of its receipt of a Notice of Conversion.

8.
Then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, interest shall be accrued at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, prepa ration and prosecution of such action or proceeding. The principal executive officers of the Company shall be personally responsible for all such fees and expenses.

9.
In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.	Neither this Note nor any term hereof may be amended, waived, dis- charged or terminated other than by a written instrument signed by the Company and the Holder.

11.
The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a "shell issu er.  Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to al low for salability of the conversion shares or (ii) accept such opinion from Holder's counsel.

12.
This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

13.
The Company   will issue   instructions   to   its transfer   agent to issue 2,000,000 of the outstanding shares of the Company in the name of the Holder so that the holder may self-escrow its conversions.  The Holder will send the Company a notice of conversion upon every conversion showing the amount of principal and interest paid down and the number of shares converted as a result.   Any shares remaining after the amounts due under this Note has been fully converted will be returned to the Company. The Holder may need to send its broker an initial conversion notice for the total amount of the shares being escrowed so they may be deposited this initial conversion notice shall have no effect upon the actual shares being converted.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered, as of the day and year first above written.

COMPANY

Date: 5/2/2011

By: /s/ Robert Chance
Robert W. Chance
President and CEO
National Automation Services Inc.

UNANIMOUS CONSENT IN LIEU OF A SPECIAL MEETING OF DIRECTORS OF
NATIONAL AUTOMATION SERVICES, INC.

The undersigned, being all of the directors of NATIONAL AUTOMATION SERVICES, INC. a corporation of the State of Nevada, (the "Corporation"), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: that the officers of this Corporation are authorized and directed to amend a portion of a $86,000 promissory note originally issued to Robert 0' Conner on April 1.
2009, and subsequently assigned, in the amount of $15,000.00 to the Tripod Group, LLC, a Wisconsin limited Liability Company to provide conversion features at a 40% discount to market for such note as well as 6% interest.

RESOLVED: That the officers of this Corporation are authorized and directed to issue a $15,000 promissory note to  the  Tripod Group, LLC, a  Wisconsin Limited liability Company to provide conversion features at a 40% discount to market for such note as well as 6% interest.

FURTHER RESOLVED: That the officers of this corporation are directed to enter into a security agreement with the Tripod Group, LLC and Sam Eisenberg and to deposit 2 million of the Company's outstanding shares of Common Stock into collateral as security for the proceeds due under the note as well as to facilitate conversions.

FURTHER RESOLVE: That each of the officers of the Corporation be. and they hereby are authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents. Instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to. Authorize and approve the foregoing actions in their capacity as a majority of the direction of NATIONAL AUTOMATION SERVICES, INC.

Date: 4/29/2011

By: /s/ Robert Chance
Robert W. Chance
President and CEO
National Automation Services Inc.

By: /s/ Robert O Connor
Robert O’ Connor
Board of Directors
National Automation Services Inc.

NOTE ASSIGNMENT AGREEMENT

This Note Assignment Agreement ("Agreement") is entered into this 29th day of April, 2011, by and between The Tripod Group, LLC ("Purchaser") and Robert O'Conner ("Seiler").

WHEREAS, seller is the holder of a $36,000 promissory note issued by National Automation Services, Inc. on April 29, 2009 (the "Note"); and

WHEREAS, Purchaser desires to purchase a portion of the Note with" face value of $15,000 from Seller;
and

WHEREAS, Seller desires to sell a portion of the Note with a face value of $15,000 to Purchaser; NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.
Sale of Portion of Note.  The Seller hereby assigns and Sells, and the Purchaser hereby receives, a portion  of the  Note equal to $15,000.00  (the  "Fractional  Portion") for a  purchase  price of $15,000.00  less  legal  fees  of  $750.00.    The  Purchaser  shall cause  to  be  wired  a  total  of $14,250.00 as follows:

Recipient Name: Robert O’ Connor
Address: 330 Primrose Road, Burlingham CA 94010
Bank Name: Wells Fargo Bank
Routing number: (left intentionally blank)

2.	Seller Representations and Warranties. In consideration of the sale of the Fractional Portion, Seller hereby represents and warrants to Purchaser as follows:
a.	Seller has not sold the Fractional Portion to any other party and has the full legal right to assign the Fractional Portion to the Seller.
b.	Seller is not an "affiliate" of National Automation Services, Inc. as that term Is defined under the Securities Act of 1933, as amended and has not been an "affiliate" for the previous 90 days.
3.
Seller Covenants. Seller will execute any additional documents  necessary for the conveyance of the  Fractional Portion  to  the  Purchaser  and/or  for the  Purchaser  to  be able to  convert  the Fractional Portion into shares of National Automation Services, Inc. Cornmon Stock.

By: /s/ Robert O Connor
Robert O’ Connor
Note Holder